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                                                                    EXHIBIT 10.1



                              AUSPEX SYSTEMS, INC.
                            SHARE PURCHASE AGREEMENT


        This SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of September 19, 2000, by and among Auspex Systems, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").

        1.     Authorization of Sale of the Shares.

        Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to one hundred million dollars worth of shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock"), of the Company.

        2.     Agreement to Sell and Purchase the Shares.

               2.1    Purchase and Sale.

        Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below) that number of Shares set forth opposite such Purchaser's name on Schedule A attached hereto.

               2.2    Purchase Price.

        The purchase price of each Share (the "Per Share Price") shall be $7.9625. In the event the Company shall, during the period ending ninety (90) days after the Closing Date, sell any shares of Common Stock or any instruments that can be converted into or otherwise exchanged for Common Stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than $7.9625 per share, the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten (10) business days of the Subsequent Sale, pay to the Purchaser an amount equal to the number of Shares times the difference between $7.9625 and the Subsequent Purchase Price; provided that the Company shall be permitted to (i) issue Common Stock pursuant to this Agreement, (ii) issue options or any instruments that can be converted into or otherwise exchanged for the Company's common stock already authorized pursuant to the Company's existing plans, as amended to date and shares of Common Stock upon exercise of any such options or instruments, (iii) issue options already authorized outside the Company's existing plans, (iv) issue shares pursuant to the exercise of Warrants to Purchase Common Stock between the Company and certain buyers dated January 18, 2000, and (v) issue shares pursuant to conversion of the Series B Preferred Stock, which Preferred Stock was issued pursuant to the Securities Purchase Agreement between the Company and certain buyers dated January 18, 2000.

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        3.     Delivery of the Shares at the Closing.

                             (a) The completion of the purchase and sale of the
Shares (the "Closing") shall occur at the offices of Wilson Sonsini Goodrich & Rosati, counsel to the Company, at 650 Page Mill Road, Palo Alto, CA 94304 at 9:00 a.m. local time on September 22, 2000 or such other time and date as may be agreed by the parties (the "Closing Date").

                             (b) At the Closing, the Company shall authorize its
transfer agent (the "Transfer Agent") to issue to each Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares set forth in Schedule A and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. Prior to the Purchasers' delivery of payment for the Shares, the Company will deliver via facsimile a copy of the form of the Certificates to be delivered upon Closing to the office of the Purchasers (at the fax number indicated on the signature pages attached hereto).

                             (c) The Company's obligation to complete the
purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

                                        (i) receipt by the Company of same-day
funds in the full amount of the purchase price for the Shares being purchased under this Agreement;

                                        (ii) the accuracy in all material
respects of the representations and warranties made by the Purchasers and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled before the Closing;

                                        (iii) the offer and sale of the Shares
to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all other applicable state securities laws;

                                        (iv) Nasdaq Stock Market shall have
confirmed in writing that the sale of Shares will not require shareholder approval;

                                        (v) all corporate and other proceedings
in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance to the Company and its counsel; and

                                        (vi) the Company shall have validly
amended the Stockholder Rights Plan, if in the opinion of the Company's counsel such amendment is necessary to prevent the application of such Stockholder Rights Plan with respect to the issuance of the Shares ; and

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                                        (vii) the Company's counsel shall have
determined that no antitrust filings pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976 are required prior to the issuance of the Shares.

                             (d) The Purchasers' obligations to accept delivery
of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by a Purchaser with respect to such Purchaser's obligation:

                                        (i) the representations and warranties
made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;

                                        (ii) the Company shall have delivered to
the Purchasers a certificate executed by the chairman of the board or chief executive officer and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date;

                                        (iii) the Company shall have delivered
to Purchasers a legal opinion in substantially the form attached hereto as Exhibit A;

                                        (iv) all corporate and other proceedings
in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance to the Purchasers and their counsel; and

                                        (v) the Company shall have delivered
into escrow the Stock Certificates representing the Shares and shall have provided the Purchasers via facsimile a copy of the Certificates.

        4.     Representations, Warranties and Covenants of the Company.

        Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants, or covenants, as applicable, to the Purchasers as follows (which representations and warranties shall be deemed to apply, where appropriate, to each subsidiary of the Company):

               4.1    Organization and Qualification.

        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified

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as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company and its subsidiaries taken as a whole (a "Company Material Adverse Effect") and no proceeding has been instituted in any such jurisdiction to revoke, limit or curtail any such power or authority.

               4.2    Capitalization.

                             (a) The authorized capital stock of the Company
consists of 120,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

                             (b) As of September 18, 2000, the issued and
outstanding capital stock of the Company consists of 33,518,696 shares of Common Stock and -0- shares of Preferred Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

                             (c) The Company has reserved 13,430,133 shares of
Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's 1988 Stock Option Plan, 1993 Directors' Stock Option Plan, 1997 Stock Plan, and 1998 Non-Statutory Stock Plan.

                             (d) The Company has reserved 1,605,136 shares of
Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

                             (e) The Company has reserved 2,100,000 shares of
Common Stock for issuance or available for future grant under the Company's 1993 Employee Stock Purchase Plan.

                             (f) The Company has reserved 3,600,000 shares of
Common Stock for issuance upon the exercise of stock options which were not issued pursuant to the aforementioned stock plans.

        With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

               4.3    Issuance, Sale and Delivery of the Shares.

                             (a) The Shares have been duly authorized for
issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens, taxes, claims, charges

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and encumbrances. The certificates evidencing the Shares are in due and proper form under Delaware law.

                             (b) The issuance of the Shares is not subject to
preemptive or other similar rights or antidilution rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

                             (c) Subject to the accuracy of the Purchasers'
representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

               4.4 Securities and Exchange Commission Filings; Financial Statements.

                             (a) The Company has filed with the Securities and
Exchange Commission (the "SEC") all reports, schedules, forms, registration statements and other documents required to be filed by it as a registrant under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except for matters otherwise corrected by the subsequent filing with the SEC of an appropriate amendment prior to the date of this Agreement, such reports, forms, and documents filed by the Company with the SEC prior to the date of this Agreement (the "Company SEC Reports") (including any financial statements filed as a part thereof or incorporated by reference therein) complied with the Securities Act and the Exchange Act in all material respects and did not, at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading.

                             (b) Each of the consolidated financial statements
(including, in each case, any related notes) of the Company contained in the Company SEC Reports was prepared in accordance with the books of account and other financial records of the Company and in accordance with generally accepted accounting principles, and relevant SEC rules regarding such financial statements, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates, and the consolidated results of its operations and cash flows for the periods, indicated, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments which were not material in amount.

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               4.5    No Material Change.

        Since June 30, 2000,

                             (a) there has not been any change, event or
development having, or that could be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect;

                             (b) there have been no transactions entered into by
the Company other than those in the ordinary course of business which are material with respect to the Company;

                             (c) there has been no dividend or distribution of
any kind declared, paid or made by the Company on any class of its capital stock; and

                             (d) the Company has no new material contingent
obligations.

               4.6    Due Execution, Delivery, and Performance.

                             (a) This Agreement has been duly executed and
delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                             (b) The execution, delivery and performance of this
Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, and will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

               4.7    Use of Proceeds; Investment Company.

        The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

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               4.8    Governmental Consents.

        No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution, delivery, and performance of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

               4.9    Transfer Taxes.

        The Company shall be liable for, and shall pay when due, any transfer, gains, documentary, sales, use, registration, stamp, value added or other similar taxes (other than income taxes) payable by reason of the transactions contemplated by this Agreement or attributable to the initial sale to the Purchasers of the Common Stock.

               4.10   Additional Information.

        The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided, upon request, to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates.

                             (a) The Company's Annual Report on Form 10-K for
the fiscal year ended June 30, 1999;

                             (b) The Company's Quarterly Report on Form 10-Q for
the fiscal quarters ended December, 1999 and March, 2000;

                             (c) The Company's Proxy Statement for its 1999
Annual Meeting of Shareholders;

                             (d) The Company's Proxy Statement for its 2000
Special Meeting of Shareholders;

                             (e) All other documents, if any, filed by the
Company with the Commission since June 30, 2000 pursuant to the reporting requirements of the Securities Exchange Act; and

                             (f) All other documents, if any, distributed by the
Company to the holders of the Company's Common Stock.

               4.11   Miscellaneous

                             (a) The Company is eligible to file a Registration
Statement on Form S-3;

                             (b) There is no litigation, judgment, or statute
prohibiting the sale of the Shares as such sale is contemplated pursuant to the terms of the Agreement;

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                             (c) The Company's Common Stock is listed on the
Nasdaq National Market and the Company has not received a cease trading order from the Nasdaq National Market with respect to its securities;

                             (d) The issuance of the Shares will not be
integrated with other issuances of securities, except to the extent discussed in
Section 7.1.1(k); and

                             (e) The transfer agent has been instructed to issue
Shares pursuant to the terms of the Agreement.

        5.     Representations, Warranties and Covenants of the Purchasers.

               5.1    Securities Law Representations and Warranties.

        Each Purchaser, severally and solely with respect to itself and its purchase and not with respect to the other Purchasers, represents, warrants, and covenants to the Company as follows:

                             (a) The Purchaser is knowledgeable, sophisticated
and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares. (Notwithstanding any such due diligence, the Purchaser is not waiving its right to rely on the representations, warranties, and covenants of Auspex.)

                             (b) The Purchaser is acquiring the number of Shares
set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in Section 7 of this Agreement. (Notwithstanding the Purchaser's intention not to distribute the Shares, the Purchaser is not covenanting to hold the Shares for a minimum period, except to the extent Purchaser transfers any Shares pursuant to Rule 144, and Purchaser reserves the right to dispose of the Shares in accordance with the Agreement.)

                             (c) The Purchaser will not, directly or indirectly,
offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations.

                             (d) The Purchaser has completed or caused to be
completed the Stock Certificate Questionnaire and the Selling Stockholder Questionnaire and Agreement for Beneficial Owners Regarding Securities to be Included in the Auspex Systems, Inc. Registration Statement attached to this Agreement as Appendices I, and II for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct, in all material respects, as of the date of this Agreement and will be true and correct

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as of the effective date of the Registration Statement; provided that the
Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

                             (e) The Purchaser has, in connection with its
decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Company SEC Reports and the representations and warranties of the Company contained in this Agreement.

                             (f) The Purchaser is an "accredited investor"
within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed and returned the Investor Questionnaire previously provided by the Company.

                             (g) Such Purchaser acknowledges that the Shares
must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, such Purchaser will sell, transfer, or otherwise dispose of the Shares only in a manner consistent with such Investor's representations and covenants set forth in this Section 5.

               5.2    Resales of Shares.

                      5.2.1  Restricted Shares.

                             (a) Restrictions. The Shares shall not be sold,
assigned, transferred or pledged, and the Company shall not recognize any such transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Purchasers will cause any proposed purchaser, assignee, transferee or pledgee of the Shares held by such Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding any restrictions with respect to the Shares contained in the Agreement, such restrictions shall not apply to any securities of the Company purchased in the public market by any of the Purchasers.

                             (b) Restrictive Legend. Each certificate
representing (i) the Shares, and (ii) any other securities issued in respect of the securities upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 5.2.1(c) below) be stamped or otherwise imprinted with a legend in the following form:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

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               "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED
               ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

        In addition to the preceding legends, Purchasers who may be deemed to be affiliates of the Company shall be given certificates representing (i) the Shares, and (ii) any other securities issued in respect of the securities upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, (unless otherwise permitted by the provisions of Section 5.2.1(c) below) which are stamped or otherwise imprinted with a legend in the following form:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE OWNED BY A PERSON OR PERSONS WHO MAY BE CONSIDERED AN AFFILIATE FOR PURPOSES OF RULE 144 UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SHARES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER."

        The Purchasers consent to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 5.2.1(b).

        Purchaser acknowledges that the Company shall remove the preceding legends from each individual Share at such time as that individual Share has been registered pursuant to Section 7 hereof, but that any Shares not registered pursuant to Section 7 or any Shares which are sold by Purchasers pursuant to a private placement exemption shall continue to bear such legends until the Company's counsel has determined that such legends are no longer required for compliance with the Securities laws.

                             (c) Notice of Proposed Transfers; Transfers. The
holder of each certificate representing the Shares, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 5.2.1. Prior to any proposed sale, assignment, transfer or pledge of any Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment, or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if reasonably requested by the Company, shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed transfer of the Shares may be effected without registration under the Securities Act, whereupon the holder of such Shares shall be entitled to transfer such Shares in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144 or (b) in any transaction in which such holder distributes Shares to its constituent partners, majority-owned subsidiaries, or affiliates (each an "Affiliate") for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 5.2.1. The Company may waive compliance with this Section 5.2.1 in its sole discretion; the Company's failure to object promptly in writing to a proposed transfer allegedly in violation of this Section 5.2.1 shall be deemed to be such a waiver. Each certificate evidencing the Shares transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 5.2.1(b) above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

                      5.2.2  Registered Shares.

                             (a) The Purchaser hereby covenants with the Company
not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate

                                        (i) in the form of Appendix III to this
Agreement;

                                        (ii) executed by an officer of, or other
authorized person designated by, the Purchaser; and

                                        (iii) to the effect that (A) the Shares
have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

                             (b) The Purchaser acknowledges that there may
occasionally be times when the Company determines the use of the prospectus (the "Prospectus," as further defined in Section 7.3.1 below) forming a part of the Registration Statement (as defined in Section 7.1.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchasers, suspend the use of the Prospectus for up to forty-five (45) days in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the SEC or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential.

                             (c) The Purchaser further covenants to notify the
Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions pursuant to Section 7.4 of this Agreement.

                             (d) Purchaser acknowledges that no Purchaser of
Shares may include any of its Shares in any Registration Statement pursuant to this Agreement unless and until such Purchaser furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein, including the completion of the Selling Stockholder Questionnaire and Agreement for Beneficial Owners Regarding Securities to be Included in Auspex Systems, Inc. Registration Statement. Purchaser acknowledges that no Purchaser of Shares shall be entitled to Liquidated Damages pursuant to Section 7.1.2 hereof unless and until such Purchaser shall have used its best efforts to provide all such reasonably requested information. Purchaser acknowledges that each Purchaser of Shares as to which any Registration Statement is being effected must furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Purchaser not materially misleading.

               5.3    Due Execution, Delivery and Performance.

                             (a) This Agreement has been duly executed and
delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                             (b) The execution, delivery and performance of this
Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

               5.4    Address.

               Such Purchaser's address indicated on SCHEDULE A sets forth, in the case of individuals, the state in which such Investor resides or, in the case of entities, the state of Purchaser's principal place of business.

        6.     Survival of Representations, Warranties and Agreements.

        Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

        7. Form D Filing; Registration; Compliance with the Securities Act; Covenants.

               7.1    Form D Filing; Registration of Shares.

                      7.1.1  Registration Statement; Expenses.

        The Company, which as of the date of Closing is eligible to use a Form S-3 registration statement, shall:

                             (a) file in a timely manner a Form D relating to
the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D and shall, upon request, furnish a copy of such Form D to the Purchasers;

                             (b) as soon as practicable after the Closing Date,
but in no event later than the 30th day following the Closing Date, prepare and file with the Commission a Registration Statement, which shall comply in all material respects with the securities laws, on Form S-3 (or, if the Company is ineligible to use Form S-3, then on Form S-1) relating to the sale of the Shares by the Purchasers from time to time on the Nasdaq National Market, the NYSE or the AMEX markets, or in privately negotiated transactions (the "Registration Statement");

                             (c) subject to receipt of necessary information
from the Purchasers, use its best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 120 days after the Closing Date;

                             (d) notify Purchasers promptly upon the
Registration Statement being declared effective by the Commission;

                             (e) prepare and file with the Commission such
amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchasers without registration or without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144(k) under the Securities Act or any other rule of similar effect;

                             (f) promptly furnish to the Purchasers with respect
to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, and, upon request, the Preliminary Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers;

                             (g) during the period when copies of the Prospectus
are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

                             (h) timely file documents required of the Company
for customary state level securities law clearance in all states requiring such clearance;

                             (i) bear all expenses in connection with the
procedures in paragraphs (a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, including fees and expenses (whether external or internal) of up to $15,000 of the Purchaser, but not including any fees and expenses of any other advisers to the Purchasers or brokerage fees and commissions incurred by the Purchasers;

                             (j) not allow any shareholders other than the
Purchasers to include their shares in the Registration Statement;

                             (k) not file another registration statement, or
make any other offers of securities which would cause the Shares to be integrated with any other securities offering of the Company, except that the Company may file any registration statement required pursuant to that certain Registration Rights Agreement between the Company and certain buyers dated January 18, 2000 and may issue shares pursuant to conversion of the Series B Preferred Stock;

                             (l) provide Purchasers with a copy of the
Registration Statement at least five (5) business days prior to filing such Registration Statement and to allow Purchasers' counsel to comment on and to approve any information in the Registration Statement relating to such Purchaser; provided, however, that the 30 day deadline in Section 7.1.1(b), the 120 day deadline in Section 7.1.1 (c), and the 120 day deadline in Section 7.1.2 shall be extended by the number of days past the fifth business day that the filing of such Registration Statement is delayed due to the rights of Purchasers' counsel to approve the aforementioned information in the Registration Statement.

                      7.1.2  Delay in Effectiveness of Registration Statement.

        In the event that the Registration Statement is not declared effective by January 20, 2001, the Company shall pay to each Purchaser liquidated damages in an amount equal to 0.25% of the total purchase price of the Shares purchased by such Purchaser pursuant to this Agreement for each week after January 20, 2001 that the Registration Statement is not declared effective.

               7.2    Transfer of Shares After Registration.

        Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

               7.3    Indemnification.

        For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

                      7.3.1  Indemnification by the Company.

        The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of such

Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser in this Agreement, or
(iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

                      7.3.2  Indemnification by the Purchaser.

        Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                      7.3.3  Indemnification Procedure.

                             (a) Promptly after receipt by an indemnified party
under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 or to the extent it is not materially prejudiced as a result of such failure.

                             (b) In case any such action is brought against any
indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof, including settlement functions, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                                        (i) the indemnified party shall have
employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

                                        (ii) the indemnifying party shall not
have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Purchaser from the sale of the Shares.

                      7.3.4  Contribution.

        If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

                             (a) in such proportion as is appropriate to reflect
the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

                             (b) if the allocation provided by clause (a) above
is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

        The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

               7.4    Termination of Conditions and Obligations.

        The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

               7.5    Information Available.

        So long as the Registration Statement is effective covering the resale of Shares owned by any Purchaser, the Company will furnish to such Purchaser:

                             (a) as soon as practicable after available (but in
the case of the Company's Annual Report to Shareholders, within 90 days after the end of each fiscal year of the Company), one copy of

                                        (i) its Annual Report to Shareholders
(which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

                                        (ii) if not included in substance in the
Annual Report to Shareholders, its Annual Report on Form 10-K;

                                        (iii) if not included in substance in
its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q; and

                                        (iv) a full copy of the particular
Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits unless specifically requested);

                             (b) upon the request of the Purchaser, a reasonable
number of copies of the Prospectus to supply to any other party requiring the Prospectus.

        8.     Broker's Fee.

        The Purchasers acknowledge that the Company intends to pay to Halpern Capital Advisors, the placement agent, a fee in respect of the sale of the Shares to certain of the Purchasers. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to Halpern Capital Advisors or any other person or firm acting on behalf of the Company hereunder.

        9.     Notices.

        All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

                             (a)    if to the Company, to:

                                    Auspex Systems, Inc.
                                    2800 Scott Boulevard
                                    Santa Clara, California 95050
                                    Facsimile No.: (408) 566-2000
                                    Attn: Corporate Secretary

                                    with a copy to:

                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, California  94304
                                    Facsimile No.: (650) 461-5375
                                    Attn: Henry P. Massey, Jr., Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                             (b) if to a Purchaser, at its address as set forth
on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

        10.    Modification; Amendment.

        This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers of a majority of the Shares sold pursuant to this Agreement.

        11.    Termination.

        Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

                                        (i) by mutual written consent of the
Company and the Purchasers;

                                        (ii) by the Company or the Purchasers if
the Closing shall not have occurred by October 1, 2000; provided, however, that the right to terminate this Agreement under this Section 11 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; and further provided that if any Purchaser terminates its obligations under this Agreement, such termination shall have no effect on the obligations of any other Purchaser hereunder;

                                        (iii) by the Company or the Purchasers
if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

                                        (iv) by the Company if (i) the
representations or warranties made by any Purchaser is not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) any Purchaser fails to comply in any material respect with any of its covenants or agreements contained herein; or

                                        (v) by the Purchasers if (i) the
representations and warranties made by the Company are not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) the Company fails to comply in any material respect with any of its covenants or agreements contained herein.

                                        (vi) by the Company or the Purchasers if
the conditions in Sections 3(c) and 3(d), respectively, cannot be satisfied and have not been waived.

        The termination of this Agreement pursuant to clauses (ii), (iii), (iv) and (v) above shall be without prejudice to the right of the non-breaching party to pursue any and all remedies available to it (including the commencement of any action or other proceeding or the assertion of any equitable right) as a result of such breach.

        12.    Expenses.

        Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses).

        13.    Headings.

        The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        14.    Severability.

        If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

        15.    Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to the principles of conflicts of laws thereof, and the federal law of the United States of America.

        16.    No Conflicts of Interest.

        The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the State of Wisconsin Investment Board has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

        17.    Counterparts.

        This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.


                            [Signature pages follow]

        IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        AUSPEX SYSTEMS, INC.


                                        By:     /s/ Peter R. Simpson
                                                --------------------------------

                                        Name:   Peter R. Simpson
                                                --------------------------------

                                        Its:    CFO
                                                --------------------------------



                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                     STATE OF WISCONSIN INVESTMENT BOARD


                                     By:    /s/ John F. Nelson
                                            ------------------------------------

                                     Name:  John F. Nelson
                                            ------------------------------------

                                     Title: Investment Director
                                            ------------------------------------


                                     21ST CENTURY DIGITAL INDUSTRIES FUND L. P.


                                     By:    /s/ Richard B. Stewart, Jr.
                                            ------------------------------------

                                     Name:  Richard B. Stewart, Jr.
                                            ------------------------------------

                                     Title: Managing Partner
                                            ------------------------------------


                                     CASTLEROCK PARTNERS, L.P.


                                     By:    /s/ Paul P. Tanico
                                            ------------------------------------
                                     Name:  Paul P. Tanico
                                     Title: Managing Member of the General
                                            Partner of CastleRock Partners, L.P.


                                     By:    /s/ Ellen H. Adams
                                            ------------------------------------
                                     Name:  Ellen H. Adams
                                     Title: Managing Member of the General
                                            Partner of CastleRock Partners, L.P.


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                  CASTLEROCK FUND, LTD.


                                  By:    /s/ Paul P. Tanico
                                         ---------------------------------------
                                  Name:  Paul P. Tanico
                                  Title: Principal of the Investment Advisor of
                                         CastleRock Fund, Ltd.



                                  By:    /s/ Ellen H. Adams
                                         ---------------------------------------
                                  Name:  Ellen H. Adams
                                  Title: Principal of the Investment Advisor of
                                         CastleRock Fund, Ltd.


                                  CASTLEROCK PARTNERS II, L.P.


                                  By:    /s/ Paul P. Tanico
                                         ---------------------------------------
                                  Name:  Paul P. Tanico
                                  Title: Managing Member of the General
                                         Partner of CastleRock Partners II, L.P.



                                  By:    /s/ Ellen H. Adams
                                         ---------------------------------------
                                  Name:  Ellen H. Adams
                                  Title: Managing Member of the General
                                         Partner of CastleRock Partners II, L.P.


                                  JAMES E. CRABBE REVOCABLE TRUST DATED 2/10/99


                                  By:    /s/ James E. Crabbe, ttee
                                         ---------------------------------------
                                         James E. Crabbe, Trustee


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                   ANSCHUTZ LAND & LIVESTOCK CO. LLP
                                   ANTELOPE COMPANY
                                   ARKANSAS TEACHER RETIREMENT SYSTEM
                                   BELLSOUTH CORPORATION
                                   CHICAGO PUBLIC LIBRARY FOUNDATION
                                   COMMUNITY HOSPITAL OF CENTRAL
                                      CALIFORNIA
                                   BISKIND FAMILY LIMITED PARTNERSHIP
                                   EVE BISKIND KLOTHEN AND KENNETH
                                      KLOTHEN ADVISORS FUND FOR
                                      EMPLOYEE BENEFIT TRUSTS
                                   ADVISOR FUND FOR GRANTOR
                                      TRUSTS
                                   HERZFELD FOUNDATION
                                   KENYON COLLEGE ENDOWMENT
                                   BOARD OF PENSION COMMISSIONERS OF THE CITY
                                      OF LOS ANGELES
                                   PGE-ENRON FOUNDATION
                                   PORTLAND GENERAL HOLDINGS, INC. EMPLOYEES'
                                      BENEFIT TRUST, FUND IV
                                   PORTLAND GENERAL HOLDINGS, INC. EMPLOYEES'
                                      BENEFIT TRUST, FUND II
                                   PORTLAND GENERAL HOLDINGS, INC. PENSION PLAN
                                   EMPLOYEES' RETIREMENT SYSTEM OF THE PUERTO
                                      RICO ELECTRIC POWER AUTHORITY
                                   SARCO & COMPANY LLP
                                   STACKNER FAMILY FOUNDATION
                                   TRUSTEES OF THE JOHN STACKNER  - PAUL TREIBER
                                      FAMILY TRUST
                                   TRUSTEES OF THE JOHN STACKNER - JOHN TREIBER
                                      FAMILY TRUST
                                   TRUSTEES OF THE JOHN STACKNER  - SUSAN
                                      ROBINSON FAMILY TRUST
                                   TRUSTEES OF THE JOHN STACKNER  - NANCY LENZ
                                      FAMILY TRUST
                                   OREGON INVESTMENT COUNCIL
                                   STEVE AND BILLIE MOKSNES
                                   W. ALTON JONES FOUNDATION, INC.
                                   UNIVERSITY OF COLORADO FOUNDATION
                                   THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL
                                      HILL FOUNDATION INVESTMENT FUND, INC.
                                   MEDICAL COLLEGE OF WISCONSIN ENDOWMENT VI
                                   MEDICAL COLLEGE OF WISCONSIN WORKING
                                      CAPITAL
                                   BY:    DARUMA ASSET MANAGEMENT, AS
                                          ATTORNEY-IN-FACT


                                   By:      /s/ Mariko O. Gordon
                                           ------------------------------------

                                   Name:   Mariko O. Gordon
                                           ------------------------------------

                                   Title:  President
                                           -------------------------------------


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                  FRANKLIN STRATEGIC SERIES
                                  ON BEHALF OF FRANKLIN SMALL CAP GROWTH FUND I


                                  By:     /s/ Murray L. Simpson
                                          --------------------------------------

                                  Name:   Murray L. Simpson
                                          --------------------------------------

                                  Title:  Vice President
                                          --------------------------------------


                                  FRANKLIN TEMPLETON VARIABLE INSURANCE
                                  PRODUCTS TRUST
                                  ON BEHALF OF FRANKLIN SMALL CAP GROWTH FUND


                                  By:     /s/ Murray L. Simpson
                                          --------------------------------------

                                  Name:   Murray L. Simpson
                                          --------------------------------------

                                  Title:  Vice President
                                          --------------------------------------


                                  GRUBER & MCBAINE INTERNATIONAL


                                  By:     /s/ Jon D. Gruber
                                          --------------------------------------

                                  Name:   Jon D. Gruber
                                          --------------------------------------

                                  Title:  GMCM - managing member
                                          Attorney-in-fact
                                          --------------------------------------


                                  JON D. GRUBER


                                  By:     /s/ Jon D. Gruber
                                          --------------------------------------
                                          Jon D. Gruber


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                  LAGUNITAS PARTNERS L.P.


                                  By:     /s/ Jon D. Gruber
                                          --------------------------------------

                                  Name:   Jon D. Gruber
                                          --------------------------------------

                                  Title:  GMCM - managing member
                                          Lagunitas Partners LP-gen. partner
                                          --------------------------------------


                                  MAYER OFFMAN


                                  By:     /s/ Mayer Offman
                                          --------------------------------------
                                          Mayer Offman


                                  P.A.W. PARTNERS, L.P.


                                  By:     /s/ John Ernenwein
                                          --------------------------------------

                                  Name:   John Ernenwein
                                          --------------------------------------

                                  Title:  Chief Op Officer of General Partner
                                          --------------------------------------


                                  P.A.W. OFFSHORE FUND, LTD.


                                  By:     /s/ John Ernenwein
                                          --------------------------------------

                                  Name:   John Ernenwein
                                          --------------------------------------

                                  Title:  Chief Op Officer of Investment
                                          Advisor
                                          --------------------------------------


                                  FNY SECURITIES, LP


                                  By:     /s/ John Ernenwein
                                          --------------------------------------

                                  Name:   John Ernenwein
                                          --------------------------------------

                                  Title:  Chief Op Officer of Investment
                                          Advisor
                                          --------------------------------------


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                  EDJ LIMITED


                                  By:     /s/ Jeffrey H. Porter
                                          --------------------------------------

                                  Name:   Jeffrey H. Porter
                                          --------------------------------------

                                  Title:  Trading Advisor
                                          --------------------------------------


                                  PORTER PARTNERS, LP


                                  By:     /s/ Jeffrey H. Porter
                                          --------------------------------------

                                  Name:   Jeffrey H. Porter
                                          --------------------------------------

                                  Title:  General Partner
                                          --------------------------------------


                                  BEN JOSEPH PARTNERS, L.P.


                                  By:     /s/ Jeffrey H. Porter
                                          --------------------------------------

                                  Name:   Jeffrey H. Porter
                                          --------------------------------------

                                  Title:  General Partner
                                          --------------------------------------


                                  PEQUOT SCOUT FUND, LP


                                  By:     /s/ Kevin E. O'Brien
                                          --------------------------------------

                                  Name:   Kevin E. O'Brien
                                          Pequot Capital Management, Inc.
                                          Investment Advisor
                                          --------------------------------------

                                  Title:  Chief Operating Officer
                                          --------------------------------------

                                  RS DIVERSIFIED GROWTH FUND


                                  By:     /s/ John L. Wallace
                                          --------------------------------------

                                  Name:   John L. Wallace
                                          --------------------------------------

                                  Title:  Mg Dir
                                          --------------------------------------


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                  THE PAISLEY FUND, L.P.


                                  By:     /s/ John L. Wallace
                                          --------------------------------------

                                  Name:   John L. Wallace
                                          --------------------------------------

                                  Title:  Mg Dir
                                          --------------------------------------


                                  THE PAISLEY PACIFIC FUND


                                  By:     /s/ John L. Wallace
                                          --------------------------------------

                                  Name:   John L. Wallace
                                          --------------------------------------

                                  Title:  Mg Dir
                                          --------------------------------------


                                  TCM PARTNERS, L.P.


                                  By:     /s/ Scott J. Turkel
                                          --------------------------------------

                                  Name:   Scott J. Turkel
                                          --------------------------------------

                                  Title:  General Partner
                                          --------------------------------------


                                  DONALD WRIGHT
                                  BY:  SCOTT J. TURKEL, AS ATTORNEY-IN-FACT


                                  By:     /s/ Scott J. Turkel
                                          --------------------------------------


                                  SCOTT TURKEL


                                  By:     /s/ Scott J. Turkel
                                          --------------------------------------
                                          Scott Turkel


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                  CLARK FOUNDATION


                                  By:     /s/ Kevin S. Moore
                                          --------------------------------------

                                  Name:   Kevin S. Moore
                                          --------------------------------------

                                  Title:  Treasurer
                                          --------------------------------------


                                  SCRIVEN FOUNDATION


                                  By:     /s/ Kevin S. Moore
                                          --------------------------------------

                                  Name:   Kevin S. Moore
                                          --------------------------------------

                                  Title:  Treasurer
                                          --------------------------------------


                                  JANE FORBES CLARK
                                  By:     Kevin Moore, as Attorney-in-fact


                                  By:     /s/ Kevin S. Moore
                                          --------------------------------------

                                  Name:   Kevin S. Moore
                                          --------------------------------------

                                  Title:  Attorney-in-fact
                                          --------------------------------------


                                  LANCASTER INVESTMENT PARTNERS, L.P.


                                  By:     /s/ Robert A. Berlacher
                                          --------------------------------------

                                  Name:   Robert A. Berlacher
                                          --------------------------------------

                                  Title:  President, LIP Advisors Inc.
                                          --------------------------------------


                              AUSPEX SYSTEMS, INC.
                    SHARE PURCHASE AGREEMENT SIGNATURE PAGE

                                   SCHEDULE A

                                   PURCHASERS

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      21st Century Digital Industries Fund, L.P               125,600      $1,000,090.00
      960 Pines Lake Drive West
      Wayne, NJ  07470
      -----------------------------------------------------------------------------------

      CastleRock Partners, L.P.                               326,531      $2,600,003.09
      101 Park Avenue, 6th Floor
      New York,, NY 10178
      -----------------------------------------------------------------------------------

      CastleRock Fund, Ltd.                                   145,683      $1,160,000.89
      101 Park Avenue, 6th Floor
      New York, NY 10178
      -----------------------------------------------------------------------------------

      CastleRock Partners II, L.P.                             30,141        $239,997.71
      101 Park Avenue, 6th Floor
      New York, NY 10178
      -----------------------------------------------------------------------------------

      James E. Crabbe, Trustee,                             1,000,000      $7,962,500.00
      James E. Crabbe Revocable Trust dated
      2/10/99
      1135 SW Myrtle Court
      Portland, OR 97201
      -----------------------------------------------------------------------------------

      Norwest Bank FBO: Anschutz Land & Livestock              11,100         $88,383.75
      Co. LLP
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Norwest Bank FBO: Antelope Company                       14,700        $117,048.75
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      State Street Bank FBO: Arkansas Teacher                 289,600      $2,305,940.00
      Retirement System
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      State Street Bank FBO: BellSouth Corporation             30,300        $241,263.75
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Nations/Bank America FBO: Biskind Family                  3,900         $31,053.75
      Limited Partnership
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Banc One FBO: Chicago Public Library Foundation           3,000         $23,887.50
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Norwest Bank FBO: Community Hospital of                  18,600        $148,102.50
      Central California
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Marshall & Isley Trust FBO: Medical College of           21,600        $171,990.00
      Wisconsin Endowment VI
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Northern Trust FBO: Advisors Fund for Employee           42,900        $341,591.25
      Benefit Trusts
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: Advisor Fund for Grantor             28,400        $226,135.00
      Trusts
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Firstar Bank FBO: Herzfeld Foundation                    47,400        $377,422.50
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: Kenyon College Endowment             15,800         125,807.50
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      National City Bank FBO: Eve Biskind Klothen &             1,600         $12,740.00
      Kenneth Klothen
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Bankers Trust FBO: Board of Pension                      82,700        $658,498.75
      Commissioners of the City of Los Angeles
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Bankers Trust FBO: Board of Pension                      71,300        $567,726.25
      Commissioners of the City of Los Angeles II
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Bankers Trust FBO: PGE-Enron Foundation                   4,400          35,035.00
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: Portland General Holdings,           10,200         $81,217.50
      Inc. Employees' Benefit Trust, Fund II
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: Portland General Holdings,            5,000         $39,812.50
      Inc. Employees' Benefit Trust, Fund IV
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: Portland General Holdings,           35,600        $283,465.00
      Inc. Pension Plan
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Citibank FBO: Employees' Retirement System of            86,500        $688,756.25
      the Puerto Rico Electric Power Authority
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Norwest Bank FBO: SARCO & Company LLP                    33,800        $269,133.50
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Marshall & Isley Trust FBO: Stackner Family               5,100         $40,608.75
      Foundation
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Firstar Bank FBO: Trustees of the John                      800          $6,370.00
      Stackner  - Paul Treiber Family Trust
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Firstar Bank FBO: Trustees of the John                      800          $6,370.00
      Stackner - John Treiber Family Trust
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: Oregon Investment Council            72,000        $573,300.00
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Firstar Bank FBO: Trustees of the John                      800          $6,370.00
      Stackner - Susan Robinson Family Trust
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Firstar Bank FBO: Trustees of the John                      800          $6,370.00
      Stackner - Nancy Lenz Family Trust
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Marshall & Isley Trust FBO: Steve and Billie              4,600         $36,627.50
      Moksnes
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Fiduciary Trust FBO: W. Alton Jones                      36,500        $290,631.25
      Foundation, Inc.
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Mellon Bank FBO: University of Colorado                  62,200        $495,267.50
      Foundation
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Northern Trust FBO: The University of North              35,600        $283,465.00
      Carolina at Chapel Hill Foundation Investment
      Fund, Inc.
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      Marshall & Isley Trust FBO: Medical College of           19,500        $155,268.75
      Wisconsin Working Capital
      c/o Daruma Asset Management
      60 East 42nd Street
      Suite 1111
      New York, NY 10165
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Hare & Co. FBO: FSS- Franklin Small Cap Growth        1,255,887     $10,000,000.24
      Fund I #4198
      777 Mariners Island Blvd.
      San Mateo, CA 94404
      -----------------------------------------------------------------------------------

      Hare & Co. FBO: FSS- Franklin Small Cap Growth        1,255,887     $10,000,000.23
      Fund #4842
      777 Mariners Island Blvd.
      San Mateo, CA 94404
      -----------------------------------------------------------------------------------

      Gruber & McBaine International                           25,118        $200,002.08
      c/o Gruber & McBaine Capital Management
      50 Osgood Place, Floor-PH
      San Francisco, CA 94133
      -----------------------------------------------------------------------------------

      Jon D. Gruber                                            12,559        $100,001.04
      c/o Gruber & McBaine Capital Management
      50 Osgood Place, Floor-PH
      San Francisco, CA 94133
      -----------------------------------------------------------------------------------

      Lagunitas Partners LP                                    87,912        $699,999.30
      c/o Gruber & McBaine Capital Management
      50 Osgood Place, Floor-PH
      San Francisco, CA 94133
      -----------------------------------------------------------------------------------

      Mayer Offman                                            251,178      $2,000,004.83
      265 East 66th Street
      Apartment 11C
      New York, NY 10021
      -----------------------------------------------------------------------------------

      P.A.W. Partners, L.P.                                   400,000      $3,185,000.00
      10 Glenville Street (side entrance)
      Greenwich, CT 06831
      -----------------------------------------------------------------------------------

      P.A.W. Offshore Fund, Ltd                               500,000      $3,981,250.00
      10 Glenville Street (side entrance)
      Greenwich, CT 06831
      -----------------------------------------------------------------------------------

      FNY Securities, L.P.                                    100,000        $796,250.00
      10 Glenville Street (side entrance)
      Greenwich, CT 06831
      -----------------------------------------------------------------------------------

      Pequot Scout Fund, LP                                   251,178      $2,000,004.83
      500 Nyala Farm Road
      Westport, CT 06880
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Porter Partners, LP                                     100,000        $796,250.00
      100 Shoreline Highway
      Suite 211B
      Mill Valley, CA 94941
      -----------------------------------------------------------------------------------

      EDJ Limited                                              50,000        $398,125.00
      c/o Deltec Trust
      Deltec House/ Lyford Cay
      P.O. Box N-3229
      Nassau, Bahamas
      -----------------------------------------------------------------------------------

      RS Diversified Growth Fund                              625,000      $4,976,562.50
      c/o RS Investment Management
      388 Market Street , Suite 200
      San Francisco, CA 94111
      -----------------------------------------------------------------------------------

      The Paisley Fund, L.P.                                  115,000        $915,687.50
      c/o RS Investment Management
      388 Market Street , Suite 200
      San Francisco, CA 94111
      -----------------------------------------------------------------------------------

      The Paisley Pacific Fund                                265,000      $2,110,062.50
      c/o RS Investment Management
      388 Market Street , Suite 200
      San Francisco, CA 94111
      -----------------------------------------------------------------------------------

      State of Wisconsin                                    2,200,000     $17,517,500.00
      121 E. Wilson Street
      Madison, WI 53702
      -----------------------------------------------------------------------------------

      State of Wisconsin                                      550,000      $4,379,375.00
      121 E. Wilson Street
      Madison, WI 53702
      -----------------------------------------------------------------------------------

      TCM Partners, L.P.                                       75,000        $597,187.50
      137 Rowayton Ave.
      2nd floor
      Rowayton, CT 06853
      -----------------------------------------------------------------------------------

      Donald Wright                                            20,000        $159,250.00
      c/o TCM Partners, L.P.
      137 Rowayton Ave.
      2nd floor
      Rowayton, CT 06853
      -----------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
                                                           NUMBER OF       INVESTMENT
      PURCHASER                                              SHARES          AMOUNT
      -----------------------------------------------------------------------------------
      Scott Turkel                                              5,000         $39,812.50
      c/o TCM Partners, L.P.
      137 Rowayton Ave.
      2nd floor
      Rowayton, CT 06853
      -----------------------------------------------------------------------------------

      Clark Foundation                                        125,589      $1,000,002.41
      c/o Clark Estates
      One Rockefeller Plaza
      Suite 3100
      New York, NY 10020
      -----------------------------------------------------------------------------------

      Scriven Foundation                                       62,795        $500,005.19
      c/o Clark Estates
      One Rockefeller Plaza
      Suite 3100
      New York, NY 10020
      -----------------------------------------------------------------------------------

      Jane Forbes Clark                                        62,795        $500,005.19
      c/o Clark Estates
      One Rockefeller Plaza
      Suite 3100
      New York, NY 10020
      -----------------------------------------------------------------------------------
      Lancaster Investment Partners
      Park View Tower                                        150,000     $1,194,375.00
      1150 First Avenue
      Suite 600
      King of Prussia, PA 19406
      -----------------------------------------------------------------------------------
      Ben Joseph Partners, L.P.
      100 Shoreline Highway                                  50,000        $398,125.00
      Suite 211B
      Mill Valley, CA 94941
      -----------------------------------------------------------------------------------

              TOTAL                                        11,320,953     $90,143,088.28
      -----------------------------------------------------------------------------------

                                    EXHIBIT A


                               September 22, 2000


To the Purchasers of
Common Stock of Auspex Systems, Inc.
listed on Exhibit A attached hereto

Ladies and Gentlemen:

        We have acted as counsel for Auspex Systems, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of 11,320,953 shares of the Company's Common Stock (the "Shares") pursuant to the Share Purchase Agreement dated as of September 19, 2000 between the Company and each of the Purchasers listed on Exhibit A hereto (the "Agreement"). We are rendering this opinion pursuant to Section 3(d)(iii) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

        In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

        In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; that the Agreement is an obligation binding upon you; and, that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes. In rendering this opinion we have also assumed that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

To the Purchasers of
Common Stock of Auspex Systems, Inc.
September 22, 2000
Page 2


        Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

        On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

        1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation and is in good standing in the State of California. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as currently conducted.

        2. The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights, and (ii) as limited by equitable principles generally and limitations on the availability of equitable remedies, whether such enforceability is considered in a proceeding in equity or at law.

        3. The Shares have been duly authorized and when issued, delivered and paid for in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free of any pre-emptive or similar rights.

        4. Except as set forth in the Agreement (including the Schedule of Exceptions thereto) or in the Company SEC Reports, to our knowledge there is no action, proceeding or investigation pending or overtly threatened in writing against the Company which could reasonably be anticipated to result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.

        5. Subject to the accuracy of the Purchasers' representations in Section 5 of the Agreement, we are of the opinion that the offer and sale of the Shares by the Company to the Purchasers is exempt from the registration requirements of the Securities Act of 1933, as amended, subject to timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

        6. The execution and delivery of the Agreement by the Company and the consummation of the sale of the Shares by the Company as contemplated therein do not violate any provisions of the

To the Purchasers of
Common Stock of Auspex Systems, Inc.
September 22, 2000
Page 3


Company's Certificate of Incorporation or By-laws, or any material agreements that have been filed by the Company with the Securities and Exchange Commission and to which the Company is a party.

        7. All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with, any regulatory authority or governmental body in the United States required for the issuance by the Company of the Shares as contemplated by the Agreements, have been made or obtained, except for (i) the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, and (ii) the filing of a Form D with the individual State Securities Commissioners.

        This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.


                                        WILSON SONSINI GOODRICH & ROSATI
                                        Professional Corporation

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                               SEPTEMBER 19, 2000


        AUSPEX SYSTEMS, INC., a Delaware corporation (the "Company"), hereby makes the following disclosure to the representations and warranties set forth in Section 4 of the Share Purchase Agreement dated as of September 19, 2000 between the Company and the Purchasers thereunder (the "Agreement"). Except as otherwise stated herein, all capitalized terms used herein shall have the meanings given them in the Agreement. Items disclosed under any paragraph number shall be deemed to be disclosed under other paragraphs if the description contained in this Schedule of Exceptions indicates the applicability of such disclosure to such other paragraph.

4.2     CAPITALIZATION.

        On January 18, 2000, the Company sold 25,000 shares of Series B Convertible Preferred Stock ("Preferred Stock") and issued 1,605,136 common stock purchase warrants (the "Warrants") to four institutional investors (collectively, the "Investors"). Upon any equity financing, the Investors may convert that number of shares of Preferred Stock representing a Conversion Amount equal to the amount raised in the financing. The Conversion Amount of each share of Preferred Stock is equal to $1,000 plus accrued interest plus any penalty interest. An equity financing includes the sale of any Common Stock. In addition, the issuance of warrants in connection with a financing would allow the holders of the Preferred Stock to convert a number of shares equal to the price received for such warrants.

        As of August 28, 2000 the Investors had converted fifty percent (50%) of their Preferred Stock. On August 29, 2000, the Company sent a notice to the Investors, which requires them to convert all of their remaining Preferred Stock within 20 days, subject to certain restrictions.

4.3     ISSUANCE, SALE AND DELIVERY OF SHARES.

        The Investors were all granted registration rights pursuant to the issuance of the Preferred Stock.

        The exercise price of the Warrants will be adjusted in the event of certain dilutive issuances. If the Company issues any Common Stock, any security convertible into Common Stock or any option to purchase Common Stock at price or with a conversion price or exercise price below the price of the Warrants, the exercise price of the Warrants will be reduced to such price, conversion price or exercise price. No adjustment is made to the number of shares issuable upon exercise of the Warrants.

4.5     NO MATERIAL CHANGES.

        Each share of Preferred Stock accrues dividends at an annual rate of 7% payable quarterly in cash or shares of the Company's Common Stock. No dividend payments will be due if the Investors have converted all of their Preferred Stock prior to the quarterly payment date.

4.6     DUE EXECUTION DELIVERY AND PERFORMANCE.

        See Section 4.2 and 4.3 above.

                                   APPENDIX I

                              AUSPEX SYSTEMS, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


        Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:



2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:______________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

        ________________________________
        ________________________________
        ________________________________
        ________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

        ________________________________

                                   APPENDIX II
                              AUSPEX SYSTEMS, INC.
                 SELLING STOCKHOLDER QUESTIONNAIRE AND AGREEMENT
                              FOR BENEFICIAL OWNERS
                     REGARDING SECURITIES TO BE INCLUDED IN
                   AUSPEX SYSTEMS, INC. REGISTRATION STATEMENT

        The following questionnaire and agreement (the "Questionnaire") elicits information necessary to prepare a Registration Statement on Form S-3 (the "Registration Statement") registering for resale certain shares of Common Stock of Auspex Systems, Inc. (the "Company") (referred to as the "Shares"), to be filed by the Company with the Securities and Exchange Commission (the "Commission") in accordance with the rights granted to you and other holders of the Shares under that certain Share Purchase Agreement dated September 19, 2000, (the "Share Purchase Agreement"). The stockholders permitted to sell shares under the Registration Statement are referred to collectively as the "Selling Stockholders", and those Shares which are included in and may be resold under the Registration Statement are referred to as the "Resale Shares".

        Because the information provided in this Questionnaire will be used in connection with the preparation of documents to be filed with United States and state agencies, it should be accurate, complete and true, and not omit any material or important information.

        By execution of this Questionnaire, you agree to notify the Company's legal counsel as promptly as practicable of any inaccuracy or change in information previously furnished by you to the Company or the occurrence of any event in either case as a result of which any Prospectus included in such Registration Statement contains or would contain an untrue statement of a material fact regarding you or your intended method of distribution of such Resale Shares or omits to state any material fact regarding you or your intended method of distribution of such Resale Shares necessary to make the statements therein, in light of the circumstances then existing, not misleading, and you agree promptly to furnish to the Company's legal counsel any additional information required to correct and update any previously furnished information so that such Prospectus shall not contain, with respect to you or the distribution of Resale Shares held by you that are included in the Registration Statement, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

        Please complete and execute this Questionnaire and Agreement and return it to Gina Christopher of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Tel: 650-565-3540, Fax: 650-461-5375 as quickly as possible and in any event no later than October 1, 2000. By executing this Questionnaire, you hereby consent to being named in the Registration Statement and to the presentation of all information furnished herein which is required to be disclosed in the Registration Statement.

        UNDER THE TERMS OF THE SHARE PURCHASE AGREEMENT, YOU ARE OBLIGATED TO INDEMNIFY THE COMPANY IF THE INFORMATION YOU PROVIDED HEREIN IS INACCURATE OR MISLEADING. PLEASE NOTE THE REFERENCE IN SECTION

11 HEREOF TO YOUR INDEMNIFICATION OBLIGATIONS UNDER THE SHARE PURCHASE
AGREEMENT.

        YOUR SHARES WILL NOT BE INCLUDED IN THE REGISTRATION STATEMENT UNLESS YOU COMPLETE THIS QUESTIONNAIRE, SIGN IT, AND DELIVER A COPY TO THE COMPANY'S LEGAL COUNSEL IN THE MANNER DESCRIBED HEREIN AND PROMPTLY NOTIFY THE COMPANY'S LEGAL COUNSEL OF ANY CHANGES TO THE INFORMATION CONTAINED HEREIN.

        INSTRUCTIONS FOR COMPLETION OF QUESTIONNAIRE AND AGREEMENT:

        Please answer each question fully. Give the most exact and accurate answers possible. IF YOUR RESPONSE TO ANY OF THE QUESTIONS PRESENTED BELOW IS NEGATIVE OR IF ANY OF THE QUESTIONS ARE NOT APPLICABLE, PLEASE SO STATE IN THE SPACE PROVIDED. Please sign and date the Questionnaire and Agreement. Certain terms marked with an asterisk (*) and used herein are defined in Appendix A hereto, which should be referred to in completing this Questionnaire and Agreement.

        1. General

        State your full name as it should appear in any filings made.

        NAME OF SELLING STOCKHOLDER(1):_________________________________________

        BUSINESS ADDRESS:_______________________________________________________

        RESIDENCE ADDRESS:______________________________________________________

        TELEPHONE NUMBER:_______________________________________________________

        FAX NUMBER:_____________________________________________________________

        If an entity, please indicate principal contact for questions:

        NAME:___________________________________________________________________

        ADDRESS:________________________________________________________________

        TELEPHONE NUMBER:_______________________________________________________

        FAX NUMBER:_____________________________________________________________


--------

        (1) If this Questionnaire is being completed by or on behalf of a person other than an individual, the entity on whose behalf the Questionnaire is being completed should be stated.

        2. Please state your current position, office or other relationship with the Company (or its predecessors or affiliates) and any position, office or other relationship with the Company (or its predecessors or affiliates) during the past three years.



        3. If you hold any or all of the Resale Shares on behalf of another person or entity, please state the full name(s) and address(es) of such person(s) or entity(ies) and the amount(s) so held.



        4. Please state the total number of shares (i.e. not just Resale Shares or Shares, but any and all shares of the Company) beneficially owned by you (see definition of "Beneficial Ownership" in Appendix A).



        5. If any other person or entity shares voting or investment power with you with respect to the shares listed in Section 4 above, please

        (a)    briefly identify the person or entity,

        (b) give the principal amount or number subject to shared voting power or investment power, and

        (c)    summarize the arrangement*.



        6. Are any of the Resale Shares owned by you subject to any pledge or other contractual arrangement*?

        No ______     Yes ______

        If yes, please explain such pledge or other contractual arrangement*.



        7. Please state the number of Resale Shares to be offered for your account in the Registration Statement. (This can be no more than the number of Shares you hold). If you do not want to register all of your Shares, please so state.



        8. Have you entered into any agreement, arrangement* or understanding with an underwriter or a broker or dealer, and/or is anyone to your knowledge acting as an underwriter or coordinating broker, with respect to the offering of the Resale Shares to be registered in the Registration Statement?

        No ______     Yes ______

        If yes, please set forth the terms of any such agreement, arrangement* or understanding (including without limitation any volume limitations on sales, parties to the agreement, arrangement* or understanding, and conditions under which the agreement, arrangement* or understanding may be terminated) below:

        9. Attached as Appendix B hereto is a description of a "plan of distribution" that is intended to be used, in substantially the form of Appendix B, in the Registration Statement. Please indicate whether anything stated in Appendix B is inaccurate or misleading with respect to your plan to distribute the Resale Shares owned by you or whether Appendix B omits to state any information about your plan of distribution.

        No ______     Yes ______

        If yes, describe below specifically in what manner Appendix B is inaccurate or misleading. Please also describe below any additional information about your plan to distribute the Resale Shares that you own.



        10. Accuracy of Information. The information set forth above is supplied by the undersigned in response to the request of the Company and may be used in connection with the Registration Statement and any related Prospectus. The undersigned hereby affirms that such information is correct as of the date hereof. The undersigned will promptly notify the Company's legal counsel of any changes in such information, whether such change occurred subsequent hereto and prior to the filing or effectiveness of the Registration Statement or after the Registration Statement is filed or becomes effective. The undersigned understands and agrees that this Questionnaire and Agreement, as completed by him or her, and any further communications by him or her regarding the matters contemplated herein, will be relied upon by the Company and its legal counsel in connection with filings related to the Registration Statement.

        The undersigned understands that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities for the Company, each officer and director of the Company signing the Registration Statement and other persons signing such document.

        11. Indemnification. The Company and the Selling Stockholders have agreed to indemnify each other, respectively, with respect to certain liabilities, as set forth in the Share Purchase Agreement.

        12. Suspension of Sales. The undersigned understands and agrees that in the event of (a) any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (b) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act, or of the suspension by any state securities commission of the qualification of the Resale Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (c) the existence of any fact and the happening of any event known to the Company that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading except in the case of this clause or (d) that, in the judgment of the Company's Board of Directors, Chief Executive Officer or Chief Financial Officer, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or similar events, the Company shall deliver a certificate in writing to the Selling Stockholders to such effect and thereafter the use of the Prospectus shall be suspended, and the Company shall thereafter not be required to maintain the effectiveness or update the Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as soon as practicable and, in the case of a pending development, filing or event, as soon as, in the judgment of the Company's Board of Directors, Chief Executive Officer or Chief Financial Officer, disclosure of the material relating to such pending development, filing or event would not have a materially adverse effect on the Company.

        13.Prospectus Delivery Requirement. The undersigned understands that the United States securities laws require that a copy of the Prospectus must be delivered to any buyer of the Resale Shares prior to or concurrently with delivery of the certificates representing the Resale Shares and agrees to make such Prospectus delivery with respect to any sales of Resale Shares that he or she may conduct.

        14.Regulation M. The undersigned understands that Regulation M, which has been adopted by the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, prohibits persons who are selling securities in a distribution, or their affiliates, from directly or indirectly bidding for, purchasing or attempting to induce any person to bid for or purchase the security being distributed while the distribution is in progress. The undersigned agrees to abide by the restrictions imposed by Regulation M.


         _______________________________
         (Signature)

         _______________________________
        (Name of Shareholder)

         _______________________________
        (Name and Title of Signatory if Shareholder is an Entity)

        Date:___________________________

        RETURN COMPLETED QUESTIONNAIRE ON OR BEFORE OCTOBER 1, 2000 TO:

        GINA CHRISTOPHER
        WILSON SONSINI GOODRICH & ROSATI
        650 PAGE MILL ROAD
        PALO ALTO, CA  94304
        TELEPHONE: 650-565-3540
        FAX: 650-461-5375

                                   APPENDIX A

        1. Arrangement. Any plan, contract, arrangement or understanding, whether or not set forth in a formal document.

        2. Associate. The term "associate" means:

        (a) Any corporation or organization, except the Company and its majority-owned subsidiaries, of which you are an executive officer or partner or of which you, together with other officers or directors of the Company, are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities.

        (b) Any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity.

        (c) Any relative, your spouse or any relative of your spouse who resides with you or who is a director or officer of the Company or its subsidiaries.

        3. Beneficial Owner. A "beneficial owner" of securities is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

        (a) Voting power, which includes the power to vote, or to direct the voting of, such security; and/or,

        (b) Investment power, which includes the power to dispose or direct the disposition of, such security.

        Furthermore, a "beneficial owner" of a security includes any person who has the right to acquire beneficial ownership of such security at any time within sixty (60) days. The right to acquire beneficial ownership could (but need not necessarily) be through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) a power to revoke or automatic termination of a trust, discretionary account, or similar arrangement*, or (iv) otherwise.

        A "beneficial owner" also includes any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan to evade the reporting requirements of any federal or state securities act.

        Securities owned beneficially would include not only securities held by you for your own benefit, whether in bearer form or registered in your own name or otherwise, but would also include securities held by others for your benefit or securities from which you obtain benefits substantially equivalent to those of ownership (regardless of whether or how they are registered), such as, for example, securities held for you by banks or other custodians, brokers (whether in your name, their name or in "street name"), executors, administrators, or trustees (including trusts in which you have only a remainder interest) and securities held for your account by pledgees, and securities owned by a partnership in which you are a member, and securities owned by any corporation in which you and your associates* own 10% or more of the stock. A person is deemed to be the beneficial owner of securities beneficially owned by his spouse, his minor children, or any relative sharing his home.

        "Indirectly", when used to refer to beneficial ownership of securities, means ownership through another such as a controlled corporation, member of the family, estate, trust, partnership or other entity.

                                   APPENDIX B

                              PLAN OF DISTRIBUTION

        RESALES BY SELLING STOCKHOLDERS:

        Auspex is registering the resale of the shares on behalf of the selling stockholders. The selling stockholders may offer and resell the shares from time to time, either in increments or in a single transaction. They may also decide not to sell all the shares they are allowed to resell under this prospectus. The selling stockholders will act independently of Auspex in making decisions with respect to the timing, manner, and size of each sale.

        DONEES AND PLEDGEES:

        The term "selling stockholders" includes donees, i.e. persons who receive shares from a selling stockholder after the date of this prospectus by gift. The term also includes pledgees, i.e. persons who, upon contractual default by a selling stockholder, may seize shares which the selling stockholder pledged to such person. If a selling stockholder notifies Auspex that a donee or pledgee intends to sell more than 500 shares, Auspex will file a supplement to this prospectus.

        COSTS AND COMMISSIONS:

        Auspex will pay all costs, expenses, and fees in connection with the registration of the shares. The selling stockholders will pay all brokerage commissions and similar selling expenses, if any, attributable to the sale of shares.

        TYPES OF SALE TRANSACTIONS:

        The selling stockholders may sell the shares in one or more types of transactions (which may include block transactions):

       $       on the Nasdaq National Market,

       $       in the over-the-counter market,

       $       in negotiated transactions,

       $       through put or call option transactions,

       $       through short sales, or

       $       any combination of such methods of sale.

        The shares may be sold at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The selling stockholders have informed Auspex that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding sale of the shares. They have also informed Auspex no one is acting as underwriter or coordinating broker in connection with the proposed sale of shares.

        SALES TO OR THROUGH BROKER-DEALERS:

        The selling stockholders may conduct such transactions either by selling shares directly to purchasers, or by selling shares to, or through, broker-dealers. Such broker-dealers may act either as an agent of a selling stockholder, or as a principal for the broker-dealer's own account. Such broker-dealers may receive compensation in the form of discounts, concessions, or commissions from the selling stockholders and/or the purchasers of shares. This compensation may be received both if the broker-dealer acts as an agent or as a principal. This compensation might also exceed customary commissions.

        DEEMED UNDERWRITING COMPENSATION:

        The selling stockholders and any broker-dealers that act in connection with the sale of shares might be deemed to be "underwriters" within the meaning of Section 2(a)(11) of the Securities Act. Any commissions received by such broker-dealers, and any profit on the resale of shares sold by them while acting as principals, could be deemed to be underwriting discounts or commissions under the Securities Act.

        INDEMNIFICATION:

        Auspex has agreed to indemnify each selling stockholder against certain liabilities, including liabilities arising under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of shares against certain liabilities, including liabilities arising under the Securities Act.

        PROSPECTUS DELIVERY REQUIREMENTS:

        Because they may be deemed underwriters, the selling stockholders must deliver this prospectus and any supplements to this prospectus in the manner required by the Securities Act. This might include delivery through the facilities of the Nasdaq National Market in accordance with Rule 153 under the Securities Act. Auspex has informed the selling stockholders that their sales in the market may be subject to the antimanipulative provisions of Regulation M under the Exchange Act.

        STATE REQUIREMENTS:

        Some states require that any shares sold in that state only be sold through registered or licensed brokers or dealers. In addition, some states require that the shares have been registered or qualified for sale in that state, or that there exist an exemption from the registration or qualification requirement and that the exemption has been complied with.

        SALES UNDER RULE 144:

        Selling stockholders may also resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act. To do so, they must meet the criteria and conform to the requirements of Rule 144.

        DISTRIBUTION ARRANGEMENTS WITH BROKER-DEALERS:

        If a selling stockholder notifies Auspex that any material arrangement has been entered into with a broker-dealer for the sale of shares through:

       $       a block trade,

       $       special offering,

       $       exchange distribution or secondary distribution, or

       $       a purchase by a broker or dealer,

        then Auspex will file, if required, a supplement to this prospectus under Rule 424(b) under the Securities Act.

        The supplement will disclose:

       $ the name of each such selling stockholder and of the participating broker-dealer(s),

       $       the number of shares involved,

       $       the price at which such shares were sold,

       $ the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable,

       $ that such broker-dealer(s) did not conduct any investigation to verify the information in this prospectus, and

       $       any other facts material to the transaction.

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


        The undersigned, an officer of, or other person duly authorized by

________________________________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number 333-________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

PRINT OR TYPE:

Name of Purchaser (Individual or Institution):


______________________________________________

Name of Individual representing Purchaser (if an Institution)


______________________________________________

Title of Individual representing Purchaser (if an Institution):


______________________________________________

SIGNATURE:

Individual Purchaser or Individual representing Purchaser:


______________________________________________